UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019
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CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky		40299
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	New York Stock Exchange
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On November 13, 2019, Charah Solutions, Inc. (the “Company”) issued a press release reporting results for the quarter ended September 30, 2019. Furthermore, the Company issued a press release reporting certain financial results for the twelve months ended September 30, 2019. Copies of the Company’s press releases are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and a copy of the earnings call presentation materials is furnished as Exhibit 99.3.
The information furnished pursuant to this Item 2.02, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01.    Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Third Quarter 2019 Financial Results Press Release, dated November 12, 2019.
99.2	Twelve Months Ended September 30, 2019 Press Release, dated November 12, 2019.
99.3	Earnings Call Presentation Materials
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARAH SOLUTIONS, INC.

Date:	November 13, 2019	By:	/s/ Scott A. Sewell
		Name:	Scott A. Sewell
		Title:	President and Chief Executive Officer